UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 27, 2026

Public Policy Holding Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43077	87-3557229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 North Capitol St. NW, Suite 800, Washington, D.C.	20002
(Address of principal executive offices)	(Zip Code)
(202) 688–0020
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($0.001 par value)	PPHC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.
On February 27, 2026, Public Policy Holding Company, Inc. (the “Company”) issued 342,500 new shares of common stock, par value $0.001, of the Company (“Common Shares”) pursuant to the partial exercise of the over-allotment option granted to the underwriters in connection with the Company's initial public offering and admission to the Nasdaq Global Market in January 2026.
In connection with the above, on March 2, 2026, the Company issued a regulatory news service announcement, a copy of which is filed as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description
99.1	RNS Announcement of Public Policy Holding Company, Inc., dated March 2, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Policy Holding Company, Inc.

Date: March 2, 2026	By:	/s/ George Stewart Hall
	Name:	George Stewart Hall
	Title:	Chief Executive Officer